                                                                   EXHIBIT 10.43

                          SUBORDINATED PROMISSORY NOTE

$500,000                                                 Date: September 3, 1999

                                                         Due:  September 1, 2002



FOR VALUE RECEIVED, Telocity, Inc., a California corporation (the "Borrower") hereby promises to pay to the order of Comdisco, Inc., a Delaware corporation (the "Lender") at P.O. Box 91744, Chicago, IL 60693 or such other place of payment as the holder of this Secured Promissory Note (this "Note") may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) together with interest at twelve and one-half percent (12.5%) per annum from the date of this Note to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in 36 equal monthly installments of $16,715.32 each, commencing October 1, 1999 and on the same day of each month thereafter to and including September 1, 2002, such installments to be applied first to accrued and unpaid interest and the balance to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each.

This Note is the Note referred to in, and is executed and delivered in connection with, that certain Subordinated Loan and Security Agreement dated May 6, 1999 by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND BETWEEN LENDER AND BORROWER FOR THE BENEFIT OF SENIOR CREDITOR. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest and any notice as permitted under the UCC or any applicable law.


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This Note has been negotiated and delivered to Lender and is payable in the
State of Illinois, and shall not become effective until accepted by Lender in the State of Illinois. This Note shall be governed by and construed and enforced in accordance with, the laws of the State of Illinois, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

          BORROWER:              TELOCITY, INC.
                                 10355 N. DE ANZA BLVD.
                                 SAN JOSE, CA 95129

                                 Signature:   /s/ KAREN NORTHUP
                                              -------------------------------

                                 Print Name:  Karen Northup
                                              -------------------------------

                                 Title:       Controller
                                              -------------------------------



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TELOCITY, INC.

Prepared by V. Tonga

Loan Amount:        500,000.00
                    ==========
Interest Rate           12.500%
                    ==========
Payment              16,715.32
                    ==========

Payment
Number      Date         Principal      Interest        Payment       Balance
------    --------       ---------      --------       ---------     ----------
          09/03/99                                                   500,000.00
   1      10/01/99       11,854.21      4,861.11       16,715.32     488,145.79
   2      11/01/99       11,630.46      5,084.85       16,715.32     476,515.33
   3      12/01/99       11,751.62      4,963.70       16,715.32     464,763.71
   4      01/01/00       11,874.03      4,841.29       16,715.32     452,889.69
   5      02/01/00       11,997.72      4,717.60       16,715.32     440,891.97
   6      03/01/00       12,122.69      4,592.62       16,715.32     428,769.28
   7      04/01/00       12,248.97      4,466.35       16,715.32     416,520.31
   8      05/01/00       12,376.56      4,338.75       16,715.32     404,143.75
   9      06/01/00       12,505.49      4,209.83       16,715.32     391,638.26
  10      07/01/00       12,635.75      4,079.57       16,715.32     379,002.51
  11      08/01/00       12,767.37      3,947.94       16,715.32     366,235.13
  12      09/01/00       12,900.37      3,814.95       16,715.32     353,334.77
  13      10/01/00       13,034.75      3,680.57       16,715.32     340,300.02
  14      11/01/00       13,170.52      3,544.79       16,715.32     327,129.50
  15      12/01/00       13,307.72      3,407.60       16,715.32     313,821.78
  16      01/01/01       13,446.34      3,268.98       16,715.32     300,375.44
  17      02/01/01       13,586.41      3,128.91       16,715.32     286,789.03
  18      03/01/01       13,727.93      2,987.39       16,715.32     273,061.10
  19      04/01/01       13,870.93      2,844.39       16,715.32     259,190.17
  20      05/01/01       14,015.42      2,699.90       16,715.32     245,174.75
  21      06/01/01       14,161.41      2,553.90       16,715.32     231,013.34
  22      07/01/01       14,308.93      2,406.39       16,715.32     216,704.41
  23      08/01/01       14,457.98      2,257.34       16,715.32     202,246.43
  24      09/01/01       14,608.58      2,106.73       16,715.32     187,637.85
  25      10/01/01       14,760.76      1,954.56       16,715.32     172,877.09
  26      11/01/01       14,914.51      1,800.80       16,715.32     157,962.58
  27      12/01/01       15,069.87      1,645.44       16,715.32     142,892,71
  28      01/01/02       15,226.85      1,488.47       16,715.32     127,665.85
  29      02/01/02       15,385.46      1,329.85       16,715.32     112,280.39
  30      03/01/02       15,545.73      1,169.59       16,715.32      96,734.66
  31      04/01/02       15,707.66      1,007.65       16,715.32      81,027.00
  32      05/01/02       15,871.29        844.03       16,715.32      65,155.71
  33      06/01/02       16,036.61        678.71       16,715.32      49,119.10
  34      07/01/02       16,203.66        511.66       16,715.32      32,915.44
  35      08/01/02       16,372.45        342.87       16,715.32      16,542.99
  36      09/01/02       16,542.99        172.32       16,715.32          (0.00)

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